Commitments	12 Months Ended
Dec. 31, 2020
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Commitments
35. Commitments

Contractual obligations and commitments	2020 £m	2019 £m
Contracted for but not provided in the financial statements:
Intangible assets	12,307	9,727
Property, plant and equipment	528	413
Investments	153	47
Purchase commitments	746	1,047
Pensions	88	163
Interest on loans	8,309	8,952
Future finance charges on leases	180	223

	22,311	20,572

The commitments related to intangible assets include milestone payments, which are dependent on successful clinical development or on meeting specified sales targets, and which represent the maximum that would be paid if all milestones, however unlikely, are achieved. The amounts are not risk-adjusted or discounted. The increase in intangible commitments in 2020 is mainly attributable to a number of new R&D collaborations, including with CureVac, Ideaya Biosciences and Surface Oncology.
In 2018, GSK reached an agreement with the trustees of the UK pension schemes to make additional contributions to eliminate the pension deficit identified at the 31 December 2017 actuarial funding valuation. A payment of £44 million is due in both 2021 and 2022. The table above includes this commitment, but excludes the normal ongoing annual funding requirement in the UK of approximately £130 million.
The Group also has other commitments which principally relate to revenue payments to be made under licences and other alliances.

Commitments in respect of future interest payable on loans are disclosed before taking into account the effect of interest rate swaps.